Standard Industrial Classification Code 3826

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2010

Arrayit Corporation
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

524 East Weddell Drive
Sunnyvale, CA  94089
(Address of principal executive offices)

Rene’ A. Schena
524 East Weddell Drive
Sunnyvale, CA  94089
(Name and address of agent for service)
408-744-1711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01,  Financial Statements and Exhibits.

SUNNYVALE, California – February 17, 2010 – Arrayit Corporation (OTCBB: ARYC) a life sciences and healthcare technology leader, today announced financial results for the year ended December 31, 2009.  All results should be considered preliminary pending the Company’s filing of its annual report on Form 10-K.

Total revenue for 2009 was $3,994,000 compared to $4,061,000 for 2008. Net loss was $8,868,000 for 2009 compared to a net loss of $1,930,000 for 2008.

The December 31, 2009 Balance Sheet showed current assets of $326,000 (2008- $746,000) and current liabilities of $6,910,000 (2008 - $11,506,713).  Long term liabilities were $181,000 (2008- $248,000).  Total assets amounted to $514,000 (2008 - $907,000).  The Stockholders’ Deficiency was $6,396,000 compared to a deficiency for 2008 of $10,848,000.

The 2009 loss includes a $16,320,000 gain on a Derivative Liability (2008 – loss of $1,199,000); and a Loss on Extinguishment of debt of $19,021,000 (2008 - $ Nil).  In 2009 costs attributable to stock issuances amounted to $4,625,000 (2008 - $ nil).  These non-recurring expenses increased our loss by $7,326,000 for 2009 (2008 - $1,199,000).

Safe Harbor Statement

Except for historical information contained herein, statements made in this release that constitute forward-looking statements are based on currently available information, involve certain risks and uncertainties and the Company assumes no responsibility to update any such forward-looking statement. The following factors, among others, may cause actual results to differ materially from the results suggested in the forward-looking statements. Risks that may result from changes in the Company's business operations; our ability to keep pace with technological advances; significant competition in the biomedical business; our relationships with key suppliers and customers; quality and consumer acceptance of newly introduced products; market volatility; non-availability of product; excess inventory; price and product competition; new product introductions, the outcome of our legal disputes; the possibility that the review of our prior filings by the SEC may result in changes to our financial statements; and the possibility that stockholders or regulatory authorities may initiate proceedings against Arrayit and/or our officers and directors as a result of any restatements. Risk factors associated with our business, including some of the facts set forth herein, are detailed in the Company's Form 10-K/A for the fiscal year ended December 31, 2008 and Form 10-Q/A for the fiscal first quarter ended March 31, 2009, Form 10-Q/A for the fiscal second quarter ended June 30, 2009 and Form 10-Q for the fiscal third quarter ended September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrayit Corporation

Date: February 17, 2010	By: /s/ Rene' A. Schena
Name: Rene’ A. Schena Title: Chief Executive Officer